EXHIBIT 99.3

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR16 Group 1
Mortgage Loans
Preliminary Collateral Information As of 11/01/05

TOTAL CURRENT BALANCE	$653,975,044
TOTAL ORIGINAL BALANCE	$654,890,247

NUMBER OF LOANS	927

			Minimum		Maximum
AVG CURRENT BALANCE	$705,475		$359,193		$3,000,000
AVG ORIGNAL BALANCE	$706,462		$360,000		$3,000,000

WAVG GROSS COUPON	5.44%		4.03%		6.58%
WAVG GROSS MARGIN	2.55%		2.10%		3.10%
WAVG MAX INT RATE	10.44%		9.03%		11.58%

WAVG CURRENT LTV	63.67%		16.07%		95.00%

WAVG FICO SCORE	741		551		821

WAVG MONTHS TO ROLL	59	months	36	months	60	months

WAVG ORIGINAL TERM	360	months	360	months	360	months
WAVG REMAINING TERM	359	months	336	months	360	months
WAVG SEASONING	1	months	0	months	24	months

TOP STATE CONC	CA(68.06%),CT(4.83%),NY(3.41%)
MAXIMUM CA ZIPCODE	1.23%

FIRST PAY DATE			December 1,2003		December 1,2005

RATE CHANGE DATE			November 1,2008		November 1,2010

MATURE DATE			November 1,2033		November 1,2035

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

PRODUCT	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5/1 CMT	39	$20,394,304	3.12%
5/1 I/O CMT	638	462,607,794	70.74
5/1 I/O LIBOR	229	159,734,327	24.43
5/1 LIBOR	21	11,238,619	1.72
Total	927	$653,975,044	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
300,001—400,000	100	$38,519,038	5.89%
400,001—500,000	249	113,260,291	17.32
500,001—600,000	171	93,868,045	14.35
600,001—700,000	127	82,282,151	12.58
700,001—800,000	54	41,022,789	6.27
800,001—900,000	41	35,056,024	5.36
900,001—1,000,000	64	62,353,331	9.53
1,000,001—1,100,000	16	17,296,650	2.64
1,100,001—1,200,000	23	26,513,352	4.05
1,200,001—1,300,000	12	15,187,000	2.32
1,300,001—1,400,000	14	19,106,250	2.92
1,400,001—1,500,000	13	19,112,750	2.92
1,500,001—1,600,000	4	6,351,374	0.97
1,600,001—1,700,000	2	3,350,000	0.51
1,700,001—1,800,000	6	10,611,000	1.62
1,800,001—1,900,000	5	9,234,500	1.41
1,900,001—2,000,000	3	6,000,000	0.92
2,000,001—2,100,000	4	8,180,500	1.25
2,100,001—2,200,000	1	2,200,000	0.34
2,200,001—2,300,000	3	6,810,000	1.04
2,300,001—2,400,000	1	2,340,000	0.36
2,400,001—2,500,000	13	32,320,000	4.94
2,500,001 >=	1	3,000,000	0.46
Total	927	$653,975,044	100.00%

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
4.001—4.250	5	$3,563,005	0.54%
4.251—4.500	5	3,891,500	0.60
4.501—4.750	17	8,798,077	1.35
4.751—5.000	77	56,320,917	8.61
5.001—5.250	130	89,097,272	13.62
5.251—5.500	308	227,959,282	34.86
5.501—5.750	265	183,545,428	28.07
5.751—6.000	104	67,574,763	10.33
6.001 >=	16	13,224,800	2.02
Total	927	$653,975,044	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2.001—2.250	207	$148,613,446	22.72%
2.251—2.500	45	24,928,000	3.81
2.501—2.750	600	436,794,158	66.79
2.751—3.000	74	42,139,440	6.44
3.001—3.250	1	1,500,000	0.23
Total	927	$653,975,044	100.00%

MAX INT RATE (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
9.001—9.250	5	$3,563,005	0.54%
9.251—9.500	5	3,891,500	0.60
9.501—9.750	16	8,262,077	1.26
9.751—10.000	76	55,828,917	8.54
10.001—10.250	129	88,303,022	13.50
10.251—10.500	311	229,646,532	35.12
10.501—10.750	265	183,680,428	28.09
10.751—11.000	104	67,574,763	10.33
11.001 >=	16	13,224,800	2.02
Total	927	$653,975,044	100.00%

FIRST RATE CAP(%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5	927	$653,975,044	100.00%
Total	927	$653,975,044	100.00%

PERIODIC RATE CAP(%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2	927	$653,975,044	100.00%
Total	927	$653,975,044	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
360	927	$653,975,044	100.00%
Total	927	$653,975,044	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
331—340	2	$828,496	0.13%
341—350	7	4,114,905	0.63
351—360	918	649,031,643	99.24
Total	927	$653,975,044	100.00%

SEASONING (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 0	670	$453,311,678	69.32%
1—6	243	192,724,540	29.47
7—12	11	6,411,960	0.98
13 >=	3	1,526,866	0.23
Total	927	$653,975,044	100.00%

NEXT RATE RESET (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
36	2	$828,496	0.13%
42	1	698,370	0.11
48	3	1,663,538	0.25
49	1	411,243	0.06
50	2	1,341,754	0.21
53	5	2,995,425	0.46
54	3	1,400,000	0.21
55	4	2,034,417	0.31
56	8	4,869,700	0.74
57	27	19,728,407	3.02
58	32	22,244,900	3.40
59	169	142,447,116	21.78
60	670	453,311,678	69.32
Total	927	$653,975,044	100.00%

CURRENT LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20	2	$950,000	0.15%
21—25	6	3,847,561	0.59
26—30	11	7,547,000	1.15
31—35	13	14,916,282	2.28
36—40	27	28,689,519	4.39
41—45	18	13,716,000	2.10
46—50	55	47,093,019	7.20
51—55	54	43,832,906	6.70
56—60	65	58,826,493	9.00
61—65	108	93,300,014	14.27
66—70	170	115,878,672	17.72
71—75	177	105,042,262	16.06
76—80	218	117,920,122	18.03
81—85	1	359,193	0.05
86—90	1	556,000	0.09
91—95	1	1,500,000	0.23
Total	927	$653,975,044	100.00%

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
540—559	1	$698,370	0.11%
600—619	8	3,720,422	0.57
620—639	3	1,463,050	0.22
640—659	4	3,345,500	0.51
660—679	8	5,904,185	0.90
680—699	118	80,111,661	12.25
700—719	122	82,817,879	12.66
720—739	147	110,561,540	16.91
740—759	199	140,867,424	21.54
760—779	155	114,781,819	17.55
780—799	129	92,341,752	14.12
800 >=	33	17,361,441	2.65
Total	927	$653,975,044	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Reduced	719	$522,524,868	79.90%
Full	208	131,450,176	20.10
Total	927	$653,975,044	100.00%

IO FLAG	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Yes	867	$622,342,121	95.16%
No	60	31,632,923	4.84
Total	927	$653,975,044	100.00%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Owner Occupied	851	$599,041,103	91.60%
Second Home	74	53,037,941	8.11
Investor	2	1,896,000	0.29
Total	927	$653,975,044	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2-4 Family	1	$910,000	0.14%
Condo	109	63,869,326	9.77
Co-op	10	9,398,382	1.44
PUD	163	122,747,700	18.77
Single Family	640	454,392,335	69.48
Townhouse	4	2,657,300	0.41
Total	927	$653,975,044	100.00%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Purchase	269	$171,800,735	26.27%
Refi—Cash Out	462	341,702,918	52.25
Refi—No Cash Out	196	140,471,391	21.48
Total	927	$653,975,044	100.00%

INDEX	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1 Year CMT	677	$483,002,098	73.86%
1 Yr LIBOR	250	170,972,946	26.14
Total	927	$653,975,044	100.00%

PREPAY TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0	908	$637,339,544	97.46%
12	4	4,090,000	0.63
30	2	1,504,000	0.23
36	13	11,041,500	1.69
Total	927	$653,975,044	100.00%

STATE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
AZ	20	$12,953,126	1.98%
CA	627	445,070,977	68.06
CO	15	9,189,352	1.41
CT	35	31,573,297	4.83
DC	2	825,000	0.13
FL	24	14,294,450	2.19
GA	3	1,832,000	0.28
HI	1	2,300,000	0.35
ID	1	998,931	0.15
IL	26	15,028,635	2.30
IN	2	1,192,000	0.18
KS	1	407,754	0.06
MA	22	14,401,614	2.20
MD	9	5,901,500	0.90
ME	1	424,000	0.06
MI	2	1,153,000	0.18
MN	6	7,104,000	1.09
MT	2	1,301,250	0.20
NC	1	1,000,000	0.15
NH	3	1,883,500	0.29
NJ	21	16,639,250	2.54
NM	1	556,000	0.09
NV	12	8,735,756	1.34
NY	31	22,271,445	3.41
OH	1	675,000	0.10
OK	1	396,000	0.06
OR	1	468,000	0.07
PA	2	1,136,100	0.17
RI	1	1,000,000	0.15
SC	1	559,920	0.09
TX	1	650,000	0.10
UT	6	3,238,500	0.50
VA	14	8,004,984	1.22
VT	1	945,000	0.14
WA	30	19,864,703	3.04
Total	927	$653,975,044	100.00%